UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 15, 2003


                          Commission File Number 0-5680


                                BURKE MILLS, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                    IRS EMPLOYER IDENTIFICATION (56-0506342)
                                 NORTH CAROLINA
            ---------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


                            191 Sterling Street, N.W.
                          Valdese, North Carolina 28690
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (828) 874-6341
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)


                                   No Changes
            ---------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report)



Item 5.  Other Events
---------------------
The information set forth in the Registrant's news release dated May 15, 2003 is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------------------------------------------
(c)      Exhibits

(99)  The News Release

                                   SIGNATURES
                                  -----------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               BURKE MILLS, INC.

                                            By: /s/
 Date: May 15, 2003                         -----------------------
                                            Thomas I. Nail
                                            President and COO
                                            (Principal Financial Officer)






                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         ------------

(99)     The News Release

BURKE MILLS, INC.
Telephone (828) 874-6341
Fax (828) 879-7184

                            FRANK GADDY YARN DIVISION
               POST OFFICE BOX 190, VALDESE, NORTH CAROLINA 28690

FOR IMMEDIATE RELEASE

                   BURKE MILLS ANNOUNCES FIRST QUARTER RESULTS

Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the thirteen weeks ended March 29, 2003.

Net sales for the thirteen weeks ended March 29, 2003 are $6,619,000 compared to $8,976,000 in 2002. The Company recorded a net loss of ($118,533) for the thirteen week period compared to a net income of $288,373 for the same period in 2002. This resulted in net loss per share of ($.04) compared to a net income of $.11 in 2002.

The Company's net sales have decreased in the first quarter in 2003. Although the Company has not lost any major customers, the Company's customers have experienced a decrease in their sales due to a weak textile economy and competition with imports. The Company does not believe that economic conditions will improve in the second quarter, and the Company believes sales will follow the same trend as the previous quarters of 2002.

            CONDENSED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                                   (Unaudited)

                                                Thirteen Weeks Ended
                                                --------------------
                                                March 29,      March 30,
                                                  2003           2002
                                                  ----           ----
Net Sales                                     $6,619,994      $8,976,145
                                              ----------      ----------
Costs and Expenses
  Cost of Sales                                6,119,934       7,919,250
  Selling, General and
    Administrative Expenses                      639,043         698,736
  Factor Charges                                  23,991          35,482
                                              ----------      ----------
Total Costs and Expenses                      $6,782,968       8,653,468
                                              ----------      ----------
Operating Earnings (Loss)                       (162,974)        322,677
                                              ----------      ----------
Other Income
   Interest Income                                 7,167           9,441
   Gain on Disposal of Property Assets               -0-             325
   Other, net                                     16,802             397
                                              ----------      ----------
         Total                                    23,969          10,163
                                              ----------      ----------

BURKE MILLS, INC.

Other Expenses
  Interest Expense                                32,566          51,775
  Other, net                                         -0-          (7,308)
                                              ----------      ----------
         Total Other Expenses                     32,566          44,467
                                               ----------      ----------

Income (Loss) before Income Taxes and Equity
    in Net Earnings of Affiliate                (171,571)        288,373
Provision (Credit) for Income Taxes               53,038             -0-
                                               ----------      ----------

Income (Loss) before Equity in Net Earnings
    of Affiliate                                (118,533)        288,373
Equity in Net Earnings of Affiliate                  -0-            -0-
                                               ----------     ----------
Net Income (Loss)                               (118,533)        288,373
Retained Earnings at Beginning of Period       8,166,972       8,485,753
                                              ----------      ----------

Retained Earnings at End of Period            $8,048,438      $8,774,126
                                              ==========      ==========
Earnings (Loss) Per Share                     $    (0.04)     $     0.11
                                              ==========      ==========

Dividends Per Share of Common Stock                None           None
                                              ===========    ===========
Weighted Average Common Shares Outstanding      2,741,168      2,741,168
                                              ===========    ===========


                            CONDENSED BALANCE SHEETS

                                                March 29,       December 28,
                                                  2003             2002
                                               (Unaudited)       (Note A)
                                               -----------      -----------
        ASSETS
Current Assets
  Cash and cash equivalents                     $3,780,006       $4,191,173
  Accounts receivable                            2,737,609        2,269,089
  Inventories                                    2,806,445        2,095,863
  Prepaid expenses, taxes and other
     current assets                                240,576          114,000
                                               -----------      -----------
                  Total Current Assets           9,564,636        8,670,125
                                               -----------      -----------

Equity Investment in Affiliate                     612,275          612,275
                                               -----------      -----------
Property, Plant and Equipment  at cost          31,222,608       31,161,672
  Less:  Accumulated depreciation               21,451,096       20,939,167
                                               -----------      -----------
Property, Plant and Equipment  Net              9,771,512        10,222,505
                                               -----------      -----------
Other Assets
  Deferred income taxes                           703,200           703,200
  Deferred charges and other                       58,744            16,575
                                               -----------      -----------
Total Other Assets                                761,944           719,775
                                               -----------      -----------
Total Assets                                  $20,710,367       $20,224,680
                                              ===========       ===========

BURKE MILLS, INC.

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Current maturities of long-term debt        $ 1,178,571     $  1,178,571
  Accounts payable                              1,823,478        1,097,131
  Accrued salaries, wages and vacation pay        174,491          100,848
  Other liabilities and accrued expenses          204,469          105,595
  Income taxes payable                                -0-             -0-
                                               -----------      -----------
                  Total Current Liabilities     3,381,009        2,482,145

Long-term Debt                                  2,625,000        2,919,643
Deferred Income Taxes                           1,735,400        1,735,400
                                               -----------      -----------
                  Total Liabilities             7,741,409        7,137,188
                                               -----------      -----------
Shareholders' Equity
  Common stock, no par value(stated value, $.66)
    Authorized - 5,000,000 shares
    Issued and outstanding -  2,741,168 shares  1,809,171        1,809,171
    Paid-in capital                             3,111,349        3,111,349
    Retained earnings                           8,048,438        8,166,972
                                               -----------      -----------
                 Total Shareholders' Equity    12,968,958       13,087,492
                                               -----------      -----------
Total Liabilities & Shareholders' Equity      $20,710,367      $20,224,680
                                               ===========      ===========

Note A: The December 28, 2002, Condensed Balance Sheet has been derived from the audited financial statements at that date but does not include all of the information and footnotes required for generally accepted accounting principles for complete financial statements.

Burke Mills, Inc., is a processor of dyed, twisted, and textured yarns for the automotive, home and contract upholstery markets. The Company employs approximately 170 people.